RAMIUS TRADING STRATEGIES
MANAGED FUTURES FUND

Class/Ticker
Class A/ RTSRX and
Class I/ RTSIX

PROSPECTUS
April 30, 2012, as amended September 20, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.ramiusmutualfunds.com

Ramius Trading Strategies Managed Futures Fund
A series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	2
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	11
MANAGEMENT OF THE FUND	28
PURCHASE OF SHARES	32
YOUR ACCOUNT WITH THE FUND	36
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	47
DIVIDENDS AND DISTRIBUTIONS	47
FEDERAL INCOME TAX CONSEQUENCES	48
FINANCIAL HIGHLIGHTS	53

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference. More detailed information about the Fund is contained in the Statement of Additional Information (“SAI”), which is available on the Fund’s website at www.ramiusmutualfunds.com or upon request.

The date of this Prospectus is April 30, 2012, as amended September 20, 2012.

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund and/or the Ramius Dynamic Replication Fund whose information is contained in another prospectus. (Please contact the Fund at 877-672-6487 to receive the prospectus for the Ramius Dynamic Replication Fund.)  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page 33 of the Prospectus.
	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load)	1.00% 1	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and full redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees 2	1.60%	1.60%
Subadvisory fees	0.09%	0.09%
Distribution and/or service (12b-1) fees	0.25%	None
Other expenses	0.62%	0.62%
Subsidiary expenses, including Trading Entities’ expenses 3	2.26%	2.26%
Total annual fund operating expenses	4.82%	4.57%
Fee waiver and/or expense reimbursement 4	(0.45)%	(0.45)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)4	4.37%	4.12%

1.
No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1% will be imposed on certain redemptions of Class A Shares within 18 months of the date of purchase.

2.
Management fees include a management fee paid to the Advisor (as defined herein) by the Subsidiary (as defined herein) at the annual rate of 1.60% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.

3.
This item does not include management fees paid by the Subsidiary to the Advisor, which are included in “Management fees” in the table above. Subsidiary expenses include fees and expenses of the Trading Entities (as defined herein) which are borne indirectly by the Fund as a result of investing in the Trading Entities through the Subsidiary, including management fees paid by the Trading Entities to the Trading Advisors (as defined herein) and performance fees based on trading profits (both realized and unrealized) to the Trading Advisors. Actual fees and expenses may vary from year to year, including depending on the Trading Entities’ profits and amount of assets allocated to each Trading Entity.

4.
The Advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any (i) expenses included in the “Subsidiary expenses, including Trading Entity expenses” line item on the table above, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is effective until April 30, 2013, and may be terminated only by the Trust’s Board of Trustees. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses for a Class do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. The amount of the fee waiver/expense reimbursement shown is an estimate based on expenses estimated for this fiscal year.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the fee waivers/expense reimbursement by the Fund’s investment advisor, Ramius Trading Strategies LLC (the “Advisor”). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$964	$1,883
Class I shares	$414	$1,340

If you did not redeem your shares (but otherwise based on the same assumptions described above) your costs would be:

	1 Year	3 Years
Class A shares	$964	$1,883
Class I shares	$414	$1,340

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, may result in a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which will be taxable as ordinary income when distributed to shareholders), and may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from September 13, 2011 (commencement of operations) to December 31, 2011, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies
The Fund pursues its investment objective by allocating its assets using two principal investment strategies: a “managed futures” strategy and a “fixed income” strategy. The managed futures strategy is intended to capture returns tied to global macroeconomic trends in the commodity futures (including financial futures) markets, and the fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Fund’s portfolio.
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.
Managed Futures Strategy
The Fund pursues its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. The Subsidiary invests the majority of its assets in limited liability companies or other business entities (each a “Trading Entity” and collectively the “Trading Entities”), the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). Each Trading Entity is wholly owned by the Subsidiary and thus indirectly wholly owned by the Fund. The Advisor expects that each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Advisor expects will exceed the Trading Entity’s total assets) and a performance fee calculated as a percentage of the Trading Entity’s profits.
The Advisor monitors the performance of the Trading Advisors and the Trading Entities and seeks to achieve the Fund’s investment objective by allocating and reallocating the Subsidiary’s assets among Trading Entities. The Advisor may not allocate or reallocate assets to all Trading Entities and may not allocate assets evenly among the Trading Entities. The Advisor allocates the assets of the Subsidiary among the Trading Entities to provide exposure to managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. The Advisor expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.
Each of the following Trading Advisors is currently directing the trading of a different Trading Entity pursuant to a managed futures program:
•	Aspect Capital Limited
•	Cantab Capital Partners LLP
•	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor)
•	IPM Informed Portfolio Management AB
•	Lynx Asset Management AB
•	Winton Capital Management Limited.

From time to time and for various reasons, the Advisor may terminate a Trading Advisor and possibly wind down the respective Trading Entity.

In addition to investing through the Trading Entities, the Subsidiary also may directly invest its assets in derivative instruments, including swaps, commodity-linked notes and other investments intended to serve as margin or collateral for swap positions. Such instruments may have payments linked to the performance of commodities. Although the Fund expects to execute its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in derivative instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
Fixed Income Strategy
The Advisor expects to allocate the Fund’s assets that are not allocated to the Subsidiary to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s managed futures portfolio. The fixed income strategy may also include investments in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Advisor delegates management of the Fund’s fixed income strategy portfolio to Horizon Cash Management L.L.C. (the “Subadvisor”).
Fixed income securities in which the Fund may invest include corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. The amount of such foreign investments will vary from time to time, but at any time foreign investments may represent as much as 100% of the Fund’s total assets. The Fund may invest in fixed income securities rated at the time of purchase BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or, if unrated, determined by the Advisor or Subadvisor to be of similar quality. The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments and cash. The fixed income securities in which the Fund may invest may be of any maturity, although the Subadvisor expects the Fund to maintain an average maturity that ranges between short term (less than one year) and intermediate term (four to seven years).
Principal Risks
The Fund’s principal risks are described below. Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund’s risks also include risks associated with investing in the Subsidiary and the Trading Entities. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurances that the Fund will achieve its investment objectives.
Managed futures strategy/commodities risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. The primary types of derivatives in which the Fund currently contemplates investing are futures contracts and forward contracts. Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of a futures contract or forward contract held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Although the value of a futures contract or a forward contract depends largely upon price movements in the underlying instrument, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments, including illiquidity risk, leveraging risk and counterparty credit risk. A small investment in futures contracts and forward contracts could have a potentially large impact on the Fund’s performance.
Fixed income risk.  Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).
Credit risk.  Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations could cause the Fund to lose money. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.
High Fees. Your cost of investing in the Fund may be higher than the cost of investing in other mutual funds that invest directly in the types of derivatives held by the Trading Entities. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including management fees and performance-based fees, commodity brokerage commissions and operating expenses.
Performance Fees. The performance-based fees paid to the Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.
Subsidiary risk.  By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments. The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.
Tax risk.  To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”
Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.
Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.
Management risk. The investment processes used by the Advisor, the Subadvisor and the Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.
Government Intervention and Regulatory Changes.  The recent instability in financial markets has led government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.
In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the managed futures programs in which the Trading Entities invest, and as a result, the Fund, may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.
The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and therefore currently is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The CFTC has amended the exclusion claimed by the Fund and under the amended rules, the Fund would be regulated as a commodity pool and the Advisor would be required to register as a commodity pool operator in the future. However, the Investment Company Institute and the U.S. Chamber of Commerce have filed a lawsuit claiming that the amendment was not lawfully adopted, and the outcome of the lawsuit (and the status of the current exemption pending resolution of the lawsuit) is uncertain. If the Fund is no longer able to rely on its current exclusion, the Fund may seek to take various actions, including relying on a different exclusion, or taking the necessary steps to comply with the commodity pool rules under the Commodity Exchange Act. Such rules may subject the Fund to additional regulation and may limit the Fund's ability to pursue its investment strategies. Shareholders of the Fund would not be asked to vote on any of these actions, but would be notified in advance of any such actions.

Foreign Trading Advisor risk.  All of the current Trading Advisors are located outside of the United States, and the Advisor anticipates that in the future at least some of the Trading Advisors will be located outside of the United States. Depending upon their jurisdictions, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights. It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.
Foreign investment risk.  To the extent the Fund has investment exposure to foreign markets, the Fund’s performance will be influenced by political, social and economic factors affecting investments in such markets, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
Currency risk. The Fund may invest directly or indirectly in currency indices or baskets. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will change adversely in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Foreign currencies are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.
Leveraging risk.  Certain transactions the Fund, the Subsidiary and/or the Trading Entities may undertake, including futures contracts, forward currency contracts, forward commitment transactions and short sales, may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.
Liquidity risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. When there is little or no active trading market for specific types of derivatives, the Fund may have difficulty selling or closing out the derivatives at or near their perceived value and as a result, the value of such derivatives and the Fund’s share price may fall dramatically.
No Operating History. The Fund is recently organized, non-diversified, open-end management investment company with a limited operating history. As a result, prospective investors have no substantial track record or history on which to base their investment decision.
Industry concentration risk. The Subsidiary concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Subsidiary’s investments were diversified across different sectors and markets.
Short sales risk.  The Fund may make short sales, which may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to cover the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.
Market disruption and geopolitical risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.
Regulatory risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.
Market risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole.
Non-diversification risk.  Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Performance
The Fund is new and it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Advisor
Ramius Trading Strategies LLC
Subadvisor
Horizon Cash Management L.L.C.
Portfolio Managers of the Advisor
William Marr and Alexander Rudin have served as the Fund’s portfolio managers since the Fund’s inception in September 2011.
Portfolio Managers of the Subadvisor
Jill King has served as the portfolio manager with respect to the portion of the Fund managed by the Subadvisor since the Fund’s inception in September 2011.
Purchase and Sale of Fund Shares
The following shows the Fund’s investment minimums for various types of accounts:
Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.
Tax Information
The Fund’s distributions out of its earnings and profits are generally taxable and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the broker-dealer or other intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective
The Fund seeks to achieve positive absolute returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P 500 Index.
There can be no assurances that the Fund will achieve its investment objectives.
The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust without a vote of shareholders upon 60 days’ prior written notice.
The Fund’s Principal Investment Strategies
The Fund pursues its investment objective by allocating its assets using two principal investment strategies:  a “managed futures” strategy and a “fixed income” strategy. The managed futures strategy is designed to capture returns tied to global macroeconomic trends in the commodity futures markets (including financial futures), and the fixed income strategy is designed to generate interest income and capital appreciation to diversify the returns generated by the managed futures strategy.
The Fund is “non-diversified” under the 1940 Act, which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.
Managed Futures Strategy
The Fund pursues its managed futures strategy primarily by investing up to 25% of the value of its total assets in a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands. The Subsidiary is advised by the Advisor and has the same investment objective as the Fund. The Subsidiary invests the majority of its assets in Trading Entities, the trading of each of which is managed on a discretionary basis by a different third-party Trading Advisor pursuant to such Trading Advisor’s managed futures program.
The Advisor monitors the performance of the Trading Advisors and the Trading Entities and seeks to achieve the Fund’s investment objective by allocating and from time to time reallocating the Subsidiary’s assets among Trading Entities. The Advisor will seek to rebalance the Subsidiary’s assets among Trading Entities from time to time to maintain weightings that it believes will be most likely to achieve the investment objective of the Fund. The Advisor may not allocate or reallocate assets to all Trading Entities and may not allocate assets evenly among the Trading Entities. The Advisor allocates the assets of the Subsidiary among the Trading Entities so as to provide exposure to managed futures programs that the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. The Trading Advisors advising the Trading Entities are expected to trade independently of each other and, as a group, are expected to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets. There can, however, be no assurances that the returns of one Trading Advisor’s managed futures program will not be closely correlated with those of another Trading Advisor’s managed futures program. If their returns were closely correlated, the managed futures programs may be subject to the same or similar risks and may be likely to increase or decrease in value at the same time.

Each of the following Trading Advisors currently directs the trading of a different Trading Entity pursuant to a managed futures program:
•	Aspect Capital Limited, Nations House, 103 Wigmore Street, London W1U 1QS, UK
•	Cantab Capital Partners LLP, City House, 126-130 Hills Road, Cambridge, CB2 1RE, UK
•	Fulcrum Asset Management Ltd and Fulcrum Asset Management LLP (as sub-advisor), 6 Chesterfield Gardens, London W1J 5BQ, UK
•	IPM Informed Portfolio Management AB, Master Samuelsgatan 6, Stockholm, Sweden
•	Lynx Asset Management AB, Norrmalmstorg 12, Stockholm, Sweden
•	Winton Capital Management Limited, 1-5 St Mary Abbot’s Place, London W8 6LS, UK.

The Advisor selected the Trading Advisors and their respective managed futures programs because the Advisor believes they are consistent with the Fund’s investment objective. In selecting the Trading Advisors, the Advisor employed a multi-step process.
Screening. The Advisor used proprietary and commercial databases and analytical tools to identify Trading Advisors and managed futures programs that may be suitable for the Fund. The Advisor supplemented the information obtained from these databases and tools using its informal investment community contacts and developed networks.
Due Diligence. The Advisor selected potential managed futures programs using a methodology based on both quantitative and qualitative assessments. For each selected managed futures program that the Advisor considered seriously for investment, the Advisor completed a due diligence process that, among other things, reviewed the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. Additionally, the Advisor conducted a separate internal review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, fund administrators, lawyers and other service providers, investor concentration, ownership structure and compensation policies, legal and compliance capabilities and policies and practices relating to the calculation of net asset values, reconciliations, trade allocations, fees and cash movement, among other factors.
Portfolio Construction. After identifying a universe of Trading Advisors and managed futures programs that met the Advisor’s internal criteria, the Advisor employed a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, the Advisor sought to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio.
From time to time, the Advisor may use this process to identify additional Trading Advisors and managed futures programs that may be suitable for investment by the Subsidiary. In such a case, a new Trading Entity may be established for management by such a Trading Advisor and the Advisor may allocate assets of the Subsidiary to such Trading Entity from time to time. There can be no assurances that any additional Trading Advisors and managed futures programs will be identified and new Trading Entities established. From time to time and for various reasons, the Advisor may terminate a Trading Advisor and, possibly, wind down the respective Trading Entity it advises.
The Advisor monitors the Trading Entities and Trading Advisors on an ongoing basis. To seek to ensure that the Fund’s investment objective is being achieved, the Advisor employs risk management at several levels. First, as described above, the Advisor performs screening and diligence in selecting Trading Advisors. Second, the Advisor regularly assesses the strategies employed by the Trading Advisors, the market conditions influencing their strategies, and the performance of other advisors applying similar strategies. Finally, the Advisor performs regular reviews of the risk posed to the Fund by each Trading Entity’s investment positions.
The Advisor expects the managed futures programs employed by the Trading Advisors to have a wide variety of different systematic, relative value and discretionary trading styles across a broad range of financial markets and asset classes. The Advisor expects each Trading Advisor to implement its designated managed futures program by investing assets of the respective Trading Entity it advises in a variety of derivative instruments, including exchange-listed futures contracts and over-the-counter (“OTC”) forward contracts. While there are no limits on the type of instruments in which a Trading Entity may invest, it is anticipated that the instruments in which the Trading Entities will invest include (a) U.S. and foreign spot currencies, (b) commodity futures contracts (including currency futures and futures on broad-based security indices), and (c) currency forward contracts. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Other instruments in which a Trading Entity may invest include options on futures contracts, swaps and other derivative instruments. Each instrument in which a Trading Entity may invest may be tied to a wide variety of global markets for currencies, interest rates, equity and debt securities, energy resources, metals, agricultural products and other commodities. A Trading Entity may take both long and short positions in the derivative instruments in which it invests. There are no formal limitations on the markets, strategies or instruments in which the Trading Entities may invest. The Trading Advisors may or may not be registered under the Commodity Exchange Act.
Among the different trading styles which may be employed by current or future Trading Advisors for the Trading Entities are:
Systematic Trend-Following:  These Trading Advisors use quantitative strategies in an attempt to identify the emergence of trends in financial and commodity markets. Trend-following strategies range from very short-term to long-term and are applied across a broad range of markets. It is common for these Trading Advisors to trade in numerous liquid markets.
Non-Trend-Following:  These Trading Advisors use quantitative and other methods in an attempt to identify market reversals, liquidity-driven trading opportunities or changes in market momentum. These Trading Advisors, like the trend-following Trading Advisors, typically trade in numerous liquid markets. Non-trend trading strategies are primarily short to medium-term.
Relative Value:  These Trading Advisors use fundamental or quantitative analyses in an attempt to identify relative mis-pricing of markets and market instruments in fixed income, foreign exchange, commodities and equities.
Global Macro:  These Trading Advisors develop discretionary views on the global economic outlook and patterns of global flow of funds and implement trading strategies (with varying time horizons) that seek to reflect those views.
As with the Fund, the Advisor is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Advisor provides the Subsidiary with the same type of management services as the Advisor provides to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services and will bear the fees and expenses it incurs in connection with its receipt of these services.

The Fund pays the Advisor a fee for its services. The Advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Advisor unless the Advisor first obtains the prior approval of the Trust’s Board of Trustees for such termination.
Each Trading Entity is wholly-owned by the Subsidiary and thus indirectly wholly-owned by the Fund. The Subsidiary manages each Trading Entity as its sole member and member manager and in that connection is responsible for the management of such Trading Entity, except that the respective Trading Advisor is solely responsible for directing the investments of the Trading Entity. The Advisor, as investment advisor to the Subsidiary, is responsible for directing, and is authorized to act on behalf of, the Subsidiary in its management of the Trading Entities. Each Trading Advisor advises its respective Trading Entity pursuant to a trading agreement between the Trading Entity and the Trading Advisor. Pursuant to the terms of each Trading Entity’s respective trading agreement, each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Advisor expects will exceed the Trading Entity’s total assets, as described below) and a performance fee calculated as a percentage of the Trading Entity’s profits. Each Trading Advisor will be entitled to indemnification by its respective Trading Entity pursuant to the terms of the respective trading agreement for any and all losses, claims, damages, liabilities, costs and expenses (including counsel fees and expenses) not arising from gross negligence, willful misconduct or a material breach of the trading agreement by the Trading Advisor, subject to certain limitations and conditions.

The Trading Entities use a form of leverage often referred to as “notional funding” - that is, the nominal trading level for a Trading Entity will exceed the cash deposited in its trading accounts. For example, if a Trading Entity’s Trading Advisor wants the Trading Entity to trade a $10,000,000 portfolio (the “nominal trading level”) the Trading Entity’s margin requirement may be $500,000. The Trading Entity can either deposit $10,000,000 to “fully fund” the account or deposit only a portion of the $10,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of the Trading Entities. In addition, the leverage may make the Trading Entities subject to more frequent margin calls. However, additional funds to meet margin calls for a Trading Entity will be available only to the extent of that Trading Entity’s assets and may not be available from the Subsidiary or the Fund, or from any other Trading Entity.
Each Trading Entity’s management fees are based on the nominal trading level and not the value of the cash or other assets held in the trading account, which will cause the management fee rate, as a percentage of the value of the assets in its trading account, to exceed the stated rate. For illustration purposes only, assume a Trading Entity has assets of $50 million, is notionally funded and uses a nominal trading level of $200 million. Assume further that the Trading Entity pays its Trading Advisor an annual management fee of 1.5% of the nominal account size, or $3,000,000. While the management fee represents 1.5% of the nominal account size ($200 million), the management fee represents 6% of the value of the assets ($50 million) in the Trading Entity’s trading account. Each Trading Entity will also pay its Trading Advisor a performance-based fee that will generally be calculated on a basis that includes realized and unrealized appreciation of the Trading Entity’s assets. A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly or semi-annual basis (or, in some cases, upon a withdrawal of capital), it is possible that a Trading Advisor could earn a performance fee in a year in which its overall performance for the whole year was negative. For the fiscal period from September 13, 2011, through December 31, 2011, the performance fees paid by the Trading Entities to their respective Trading Advisor ranged from 0% to 20% of net new trading profits (realized and unrealized).

In addition to investing in the Trading Entities, the Subsidiary also may invest its assets in derivative instruments, including swaps, commodity-linked notes and other investments intended to serve as margin or collateral for swap positions. Such instruments may have payments linked to the performance of commodities. Although the Fund expects to execute its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in derivative instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a regulated investment company under the Code.
The Fund may also obtain, directly or indirectly, exposure to currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income” for purposes of the income limitation applicable to regulated investment companies under the Code, the Treasury Department has the authority to issue regulations excluding from the definition of qualifying income a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as non-qualifying income.
Because the Fund may invest up to 25% of its assets in the Subsidiary, which in turn will invest in the Trading Entities, and the Subsidiary and/or the Trading Entities may hold some of the investments described in this Prospectus, the Fund will be directly or indirectly exposed to such investments. For that reason, references in this Prospectus to investments by, and activities and risks of, the Fund may also include investments by, and activities and risks of, the Subsidiary and the Trading Entities.
Please refer to the SAI for more information about the Fund’s investment policies and restrictions and the organization and management of the Subsidiary and the Trading Entities.
Fixed Income Strategy
The Advisor expects to allocate the Fund’s assets that are not allocated to the Subsidiary to a fixed income strategy that invests primarily in investment grade fixed income securities in order to generate interest income and capital appreciation. The fixed income strategy may also include investments in ETNs and ETFs. The Advisor delegates management of the Fund’s fixed income strategy portfolio to the Subadvisor.
Fixed income securities in which the Fund may invest include corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, which primarily differ in their maturities and secured or unsecured status. Such corporate debt securities are issued by businesses to finance their operations. Each such issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.
The Fund may invest in fixed income securities rated BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or if unrated, determined by the Advisor or Subadvisor to be of similar quality. The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments and cash. The fixed income securities in which the Fund may invest may be of any maturity, although the Subadvisor expects the Fund to maintain an average maturity that ranges between short-term (less than one year) and intermediate term (four to seven years), as the Subadvisor generally expects short-term and intermediate-term securities to have returns that are not highly correlated to the equity market generally or to the Fund’s managed futures strategy.
If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Advisor or the Subadvisor, as the case may be, will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.
The Fund may invest in ETFs, such as those that are designed to track the performance of an index or sub index, in order to gain exposure to the types of fixed income securities in which it may invest directly.
Temporary Investments
The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks, corporate bonds, money market instruments, cash, cash equivalents and ETFs tracking the performance of high yield and investment grade bond indexes. When the Fund’s assets are invested in such instruments, the Fund may not achieve its investment objective.
Principal Risks
The Fund’s principal risks are described below. Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund also include risks associated with investing in the Subsidiary and Trading Entities.
Managed futures strategy/commodities risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.
The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.
The profitability of any managed futures program depends primarily on the ability of its Trading Advisor to predict price movements of derivatives. The Trading Advisors’ trading methods may not take into account all of the factors described above.
In general, the Fund’s investment strategies involve greater risks than the strategies used by typical mutual funds. Furthermore, the managed futures programs utilized by the Trading Entities to which the Fund’s investments are exposed use derivative instruments that are actively traded in accordance with a variety of strategies and investment techniques that involve significant risks. The derivative instruments traded include futures, options and forward contracts and other derivative instruments on commodities, currencies and equities that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated. In addition, the Trading Entities will have to pay the Trading Advisors both management and performance fees which further reduces the potential return of the Fund’s investments. The programs employed by the Trading Advisors may also be subject to certain trading costs, including brokerage commissions and various exchange fees. These costs are in addition to the operating expenses associated with the Fund. The combined impact of these costs will reduce Fund performance. Furthermore, performance-based fees may create an incentive for Trading Advisors to make investments that are riskier or more speculative than they might have made in the absence of such arrangements.

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.
Liquidity of Futures Contracts. The Fund may use futures as part of its “managed futures” strategy. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.”  Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission (“CFTC”) and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.
Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of the Fund.
Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Advisor determines that other forms are consistent with the Fund’s investment objective and policies.
Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.
Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.
Call Options. The Fund may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.
The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Fund may engage in the use of put options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.
The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.
Counterparty Credit Risk. Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund and the Trading Entities expect to enter into transactions only with counterparties believed by the Advisor or a Trading Advisor, respectively, to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.
In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.
Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.
Illiquidity. Derivative instruments, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.
Over-the-Counter Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.
Hedging Transactions. The Fund may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both components of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses.
The Advisor and Subadvisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Advisor’s or Subadvisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, in which the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.
Fixed income risk.  Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.
Credit risk.  Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations, could cause the Fund to lose money. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.
High fees. The cost of investing in the Fund may be higher than the cost of other mutual funds that invest directly in the types of derivatives held by the Trading Entities. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including commodity brokerage commissions and operating expenses. Further, each Trading Entity will pay management and performance-based fees to its Trading Advisor. Management fees typically are based on the leveraged account size and not the actual cash invested in the Trading Entity. For the fiscal period from

September 13, 2011 through December 31, 2011, the annual management fees paid by the Trading Entities to their respective Trading Advisors ranged from 1% to 2% of the Fund’s investment in the Trading Entities (calculated as a percentage of the Fund’s notional exposure to the Trading Entities). For this same period, the performance fees paid by the Trading entities to their respective Trading Advisors ranged from 0% to 20% of net new trading profits (realized and unrealized). These management and performance fee ranges may be higher or lower in the future.

Performance fees. The performance-based fees paid to the Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized appreciation of a Trading Entity’s assets, the fee may be greater than if it were based solely on realized gains. A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis (and, in some cases, upon a withdrawal of capital from a Trading Entity), it is possible that a Trading Advisor could earn a performance fee in a year in which its overall performance for the whole year was negative.
Subsidiary risk.  By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments. The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary and, indirectly, in the Trading Entities, will not have all of the protections offered to investors in registered investment companies. The Fund, however, wholly owns and controls the Subsidiary and, indirectly, wholly-owns and controls the Trading Entities. Further, the Advisor acts as the investment advisor for the Subsidiary and as the manager or general partner (or equivalent) for the Trading Entities, making it unlikely that the Subsidiary or a Trading Entity would intentionally take action contrary to the interests of the Fund and its shareholders.
Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its Shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the Subsidiary were required to pay Cayman Island taxes, the investment returns of the Fund would be adversely affected.
Tax risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.”  Income derived from direct investments in commodities is not “qualifying income.”  In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.”  It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.”  The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.”  In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.”  In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.”  The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.
For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.”  As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.
Portfolio turnover risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading also increases transaction costs, which could detract from the Fund’s performance.
Management risk. The investment processes used by the Advisor, the Subadvisor and the Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value. The Advisor’s, Subadvisor’s and Trading Advisors’ respective judgments about the attractiveness, value and potential appreciation or depreciation of a particular security, derivative or other instrument in which the Fund or a Trading Entity invests or sells short may prove to be inaccurate and may not produce the desired results. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Government Intervention and Regulatory Changes.  The recent instability in financial markets has led government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Legislators and regulators in the United States are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.
In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. The new legislation requires regulators to set minimum capital requirements and minimum initial and variation margin requirements, repeals prior regulatory exemptions for OTC derivatives, provides substantial authority to the SEC and the CFTC with respect to position limits for certain swaps and may change the standards for determining manipulation. Much of the required rulemaking and regulations have yet to be implemented. Accordingly, the effect of the new legislation and its impact on the Fund and the Trading Entities cannot yet be known. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the managed futures programs in which the Trading Entities invest, and as a result, the Fund, may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make it more expensive for the Fund and otherwise limit the Fund’s ability to engage in such trading, which could adversely affect the Fund.
The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and therefore currently is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The CFTC has amended the exclusion claimed by the Fund and under the amended rules, the Fund would be regulated as a commodity pool and the Advisor would be required to register as a commodity pool operator in the future. However, the Investment Company Institute and the U.S. Chamber of Commerce have filed a lawsuit claiming that the amendment was not lawfully adopted, and the outcome of the lawsuit (and the status of the current exemption pending resolution of the lawsuit) is uncertain. If the Fund is no longer able to rely on its current exclusion, the Fund may seek to take various actions, including relying on a different exclusion, or taking the necessary steps to comply with the commodity pool rules under the Commodity Exchange Act. Such rules may subject the Fund to additional regulation and may limit the Fund's ability to pursue its investment strategies. Shareholders of the Fund would not be asked to vote on any of these actions, but would be notified in advance of any such actions.

Foreign Trading Advisor risk. All of the current Trading Advisors are located outside of the United States and the Advisor anticipates that in the future at least some of the Trading Advisors will be located outside of the United States. Depending upon their jurisdiction, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, different legal systems and laws relating to shareholders’, investors’ and/or clients’ rights, and the potential for political, social and economic adversity. It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Foreign investment risk. To the extent the Fund has investment exposure to foreign markets, the Fund’s performance will be influenced by political, social and economic factors affecting investments in such markets including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Certain foreign countries may impose restrictions on the ability of non-U.S. issuers to make payments to investors located outside the country, whether from currency blockages or otherwise. The cost of  servicing non-U.S. debt will generally be adversely affected by rising interest rates, as many non-U.S. debt obligations have interest rates that adjust based upon international interest rates. Because non-U.S. assets may trade on days when the Fund’s shares are not priced, NAV may change at times when shares cannot be sold. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of any exchange or clearing corporation.
Currency risk. The Fund may invest directly or indirectly in currency indices or baskets. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates for foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.
Leveraging risk.  Certain transactions the Fund, the Subsidiary and/or the Trading Entities may undertake may give rise to a form of leverage. Such transactions may include, among others, futures contracts, forward currency contracts, forward commitment transactions and short sales. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
Liquidity risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. When there is little or no active trading market for specific types of investments, the Fund may have difficulty disposing of the investments at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
No operating history. The Fund is a recently organized, non-diversified, open-end management investment company with a limited operating history. As a result, prospective investors have no significant track record or history on which to base their investment decision.

Industry concentration risk. The Subsidiary concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Subsidiary’s investments were diversified across different sectors and markets.
Short sales risk. The Fund may make short sales, which may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to “cover” the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund which is theoretically unlimited. Many regulators have proposed certain restrictions or bans on short sales, which may restrict the Fund’s ability to execute certain investment strategies.
Market disruption and geopolitical risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The recent European sovereign debt crisis has and may continue to negatively affect the U.S. financial markets. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.
Regulatory risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.
Market risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.
Non-diversification risk. The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of positions. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Additional Risks
In addition to the Fund’s principal risks, the Fund may also be subject to the additional risks described below. Because the Fund may be considered to be investing indirectly in the Trading Entities through its Subsidiary, references to the Fund also include risks associated with investing in the Subsidiary and Trading Entities.
Repurchase agreements risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
U.S. Government securities risk. The Fund may invest in U.S. Government securities. U.S. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, one major credit rating agency recently downgraded the long-term credit rating of U.S. government debt. In addition, recently other major credit rating agencies issued negative credit watch statements on U.S. government debt securities, indicating a possible downgrade in U.S. government debt. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience additional or further credit downgrades. Such credit events may also adversely impact the financial markets. In addition, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, the recent economic crisis in the United States has negatively impacted government-sponsored entities, which include Federal Home Loan Banks, the Federal National Mortgage Association (‘‘Fannie Mae’’) and the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’). As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S mortgages, have experienced extreme volatility and in some cases a lack of liquidity. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae may ultimately lose value.
ETF risk.  The Fund may invest in securities of ETFs (which are a type of investment company) subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may seek to rely on these exemptive orders to invest in unaffiliated ETFs.
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track (if any) for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities (or commodities or other instruments) in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities or other instruments) or the number of securities (or commodities or other instruments) held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will incur brokerage costs when purchasing and selling shares of ETFs. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.  There is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
ETN risk. ETNs are debt securities that are traded on stock exchanges and generally track specified market indices. An ETN’s value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.
Asset segregation risk. As an investment company registered with the SEC, the Fund must segregate liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments and short sales. In the case of futures and forward contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the contracts (less any amounts the Fund has posted as margin) while the positions are open. With respect to futures and forward contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts (less any amounts the Fund has posted as margin), if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.
Risk of large shareholder redemptions. Certain funds, accounts, individuals or affiliates of the Advisor may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these funds, accounts or individuals of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.
Valuation risk. This is the risk that the Fund has valued certain securities or other investments  at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.
Counterparty, commodities future merchant and prime brokerage risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers, commodities future merchants or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker, commodities future merchant or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Potential conflicts of interest risk. The Advisor, Subadvisor and Trading Advisors will be subject to certain conflicts of interest in their management of the Fund, Subsidiary and Trading Entities. These conflicts will arise primarily from the involvement of the Advisor, the Subadvisor, the Trading Advisors and their affiliates in other activities that may conflict with those of the Fund, Subsidiary and Trading Entities. In the ordinary course of their business activities, the Advisor, the Subadvisor, the Trading Advisors and their affiliates may engage in activities in which the interests of the Advisor, Subadvisor, the Trading Advisors and their affiliates or the interests of their clients may conflict with the interests of the Fund or the shareholders of the Fund. Other present and future activities of the Advisor, Subadvisor, the Trading Advisors and their affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund.
Dependence on key personnel risk. The Advisor and the Subadvisor are dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Advisor or the Subadvisor, respectively, were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Advisor or the Subadvisor, as the case may be, may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.
Short-term trading risk. The Fund may engage in short-term trading, which could produce higher transaction costs and lower the Fund’s after-tax performance. Short-term trading may result in a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.
Further Information about Risks
For further information about the risks of investing in the Fund, please see the SAI.
Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI dated April 30, 2012, and on the Fund’s website at www.ramiusmutualfunds.com. Currently, disclosure of the Fund’s holdings is required to be made within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.
MANAGEMENT OF THE FUND

Advisor
Ramius Trading Strategies, LLC, a Delaware limited liability company with its principal place of business at 599 Lexington Avenue, New York, New York 10022, is the Fund’s investment advisor and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). The Advisor has been registered with the U.S. Securities and Exchange Commission (“SEC”) since 2010. The Advisor is ultimately owned by Cowen Group Inc. and by Messrs. William Marr and Alexander Rudin. Cowen Group Inc. is a publicly-held diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its business units, Ramius Trading Strategies LLC and Cowen and Company. As of December 31, 2011, the total assets under management of the Advisor and its affiliates were approximately $10.3 billion.
The Advisor provides the Fund with advice on buying and selling securities and on allocating its assets between the fixed income and managed futures strategies. The Advisor also furnishes the Fund with office space and certain administrative services. For its services, the Advisor is entitled to receive an annual management fee of 1.60%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets. For the period from September 13, 2011 (commencement of operations) through December 31, 2011, the Advisor received advisory fees, net of the fee waiver, of 1.15% of the average daily net asset of the Fund.
The Advisor also is the investment advisor for the Subsidiary.  While the Subsidiary has its own board responsible for overseeing the operations of the Subsidiary, the Fund’s chief compliance officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s board regarding the Subsidiary’s compliance with its policies and procedures. The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.60% of the subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Fund’s Board of Trustees.
Like the Fund, the Subsidiary and the Trading Entities will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that they receive. The Subsidiary’s and Trading Entities’ financial statements will be consolidated in the Fund’s annual audited financial statements and semi-annual unaudited financial statements which will be included in the annual and semi-annual reports, respectively, provided to shareholders.
A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Annual Report dated December 31, 2011.
Subadvisor
Horizon Cash Management L.L.C., an Illinois limited liability company with its principal place of business at 325 W. Huron, Suite 808, Chicago, Illinois 60654, is the Fund’s investment subadvisor and provides investment advisory services to the Fund with respect to the Fund’s fixed income strategy pursuant to an investment subadvisory agreement between the Subadvisor and the Advisor (the “Subadvisory Agreement”).  The Subadvisor has been registered as an investment advisor with the SEC since 1991.  As of December 31, 2011, the total assets under management of the Subadvisor were approximately $2.4 billion.

Under the Subadvisory Agreement, the Subadvisor, subject to the investment objectives and policies of the Fund, makes investment decisions for the Fund with respect to the Fund’s fixed income strategy. Under the Subadvisory Agreement, the Fund will pay to the Subadvisor an annual subadvisory fee on the fixed income portion of the Fund’s average daily net assets equal to 0.12%. The Subadvisor is paid by the Fund and not the Advisor. For the period from September 13, 2011 (commencement of operations) through December 31, 2011, the Subadvisor received subadvisory fees of 0.09% of the average daily net assets of the Fund.
A discussion regarding the basis for the Board's approval of the Subadvisory Agreement is available in the Fund's Annual Report dated December 31, 2011.

Portfolio Manager of the Advisor
William Marr.  Mr. Marr has served as President and Chief Executive Officer of the Advisor since its inception in September 2009. Prior to co-founding the Advisor, he was a Managing Director (from May 2006 to July 2009) and Head of Hedge Fund Research and Portfolio Construction (from September 2008 to July 2009) at Merrill Lynch Alternative Investments. Mr. Marr joined Merrill Lynch in May 2006 as the Head of the Directional Trading Hedge Fund Strategies responsible for the FuturesAccess platform. Prior to joining Merrill Lynch, Mr. Marr was a Managing Director and the Global Head of Alternative Investments for Julius Baer Investment Management, LLC, which he joined in July 2002.
Alexander Rudin.  Mr. Rudin is a Principal and the Director of Investment Research of the Advisor. Prior to co-founding the Advisor in 2009, from May 2006 to June 2009, Mr. Rudin was a Director and Senior Analyst at Merrill Lynch responsible for investment research on managed futures funds. He was also a key participant in making investment decisions for Merrill Lynch-sponsored multi-manager hedge fund and managed futures products, alongside Mr. Marr. Prior to joining Merrill Lynch in May 2006, Mr. Rudin was First Vice President and Director of Quantitative Hedge Fund Research for Julius Baer Investment Management, LLC, which he joined in 2003.
Portfolio Managers of the Subadvisor
Jill King.  Ms. King joined the Subadvisor in 2005 as a portfolio manager and has served as a Senior Vice President and Senior Portfolio Manager since 2011. Ms. King directs the Subadvisor’s investment management operation, overseeing several portfolio managers and the firm’s portfolio analyst. With more than 18 years trading and marketing fixed income securities, Ms. King is experienced in all sectors of the fixed income universe, including U.S. Treasury and Agencies issues, high grade corporate bonds, high yield and emerging market debt. Before joining the Subadvisor in 2005, Ms. King served as managing director at Melvin Securities, where she managed the firm’s investment banking effort and directed the fixed income sales, trading and syndicate department. Prior to that, she served 13 years at First Union Securities, where she established and managed the Emerging Market desk and was a key member of the high yield trading team.
Additional Information
The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
Fund Expenses
The Fund, the Subsidiary and the Trading Entities are responsible for their own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund, the Subsidiary, the Trading Entities and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s, the Subsidiary’s and the Trading Entities’ custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.
The Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of the Fund to ensure that the total annual fund operating expenses (excluding any (i) Subsidiary expenses, including Trading Entity expenses, (ii) acquired fund fees and expenses, (iii) interest, (iv) taxes, (v) dividends on short positions, (vi) brokerage commissions, (vii) front-end or contingent deferred loads, (viii) expenses incurred in connection with any merger or reorganization and (ix) extraordinary expenses such as litigation expenses) do not exceed 2.10% and 1.85% of the average daily net assets of its Class A shares and Class I shares, respectively. This agreement is effective until April 30, 2013, and may be terminated only by the Board of Trustees.
Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in any of the three subsequent fiscal years if the Advisor so requests. This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for the fiscal year in which the request is made (taking into account the reimbursement) does not exceed the limitation on Fund expenses in place at the time of the reduction of advisory fees or the limitation on Fund expenses in effect at the time of the request (if less). Any such reimbursement is contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to request any reimbursement of fees and/or payment of Fund expenses.
As an indirect investor in the Trading Entities, through the Subsidiary, the Fund will indirectly bear the fees and expenses paid and incurred by the Subsidiary and the Trading Entities and such fees and expenses will reduce the Fund’s overall return. The Advisor expects that each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which will likely exceed the Trading Entity’s total assets) and a performance fee calculated as a percentage of the Trading Entity’s profits (realized and unrealized).
While each Trading Advisor’s performance fee will be individually negotiated with its respective Trading Entity and will be subject to change and renegotiation, for illustrative purposes only, the following is an example of how a performance fee could be calculated for a Trading Advisor. Each Trading Advisor’s performance fee may be higher or lower than the example and may be subject to different terms. The following example does not take into account any other fees or expenses payable by the Trading Entity. The figures used in the following example were selected for ease of computation and are not indicative of any future returns the Fund may earn.

Example of Quarterly Performance Fee Calculation for an Annual Period

First Quarter

Net asset value of Trading Entity at beginning of first quarter = $100 million
High water mark (1) = $100 million
Trading profits (realized and unrealized) during first quarter = $10 million
Performance fee = $3 million ($10 million trading profits x 30% performance fee rate)
Net asset value of Trading Entity at the end of the first quarter (and new high water mark) = $107 million ($100 million initial net asset value + $10 million trading profits - $3 million performance fee)

Because the net asset value of the Trading Entity exceeded the high water mark for the quarter, the Trading Advisor earned a performance fee.

Second Quarter

Net asset value of Trading Entity at beginning of second quarter = $107 million
High water mark = $107 million(1)
Trading profits (realized and unrealized) during second quarter = $10 million
Performance fee = $3 million ($10 million trading profits x 30% performance fee rate)

Net asset value of Trading Entity at the end of the second quarter (and new high water mark)  = $114 million ($107 million initial net asset value + $10 million trading profits - $3 million performance fee)

Because the net asset value of the Trading Entity exceeded the high water mark for the quarter, the Trading Advisor earned a performance fee.

Third Quarter

Net asset value of Trading Entity at beginning of third quarter = $114 million
High water mark = $114 million(1)
Trading profits(losses) (realized and unrealized) during third quarter = ($10 million)
Performance fee = $0
Net asset value of Trading Entity at the end of the third quarter = $104 million

Because the net asset value of the Trading Entity did not exceed the high water mark for the quarter, the Trading Advisor did not earn a performance fee.

Fourth Quarter

Net asset value of Trading Entity at beginning of fourth quarter = $104 million
High water mark = $114 million(1)
Trading profits(losses) (realized and unrealized) during fourth quarter = ($10 million)
Performance fee = $0
Net asset value of Trading Entity at the end of the fourth quarter = $94 million

Because the net asset value of the Trading Entity did not exceed the high water mark for the quarter, the Trading Advisor did not earn a performance fee.

Total investment gains/losses for the year = $0
Total performance fees paid for the year = $6 million

(1) A “High Water Mark” generally represents the amount (adjusted for capital contributions to, and withdrawals from, the Trading Entity) that the Trading Entity’s net asset value must exceed before a performance fee is payable.

PURCHASE OF SHARES

General
This Prospectus offers two classes of shares of the Fund, designated as Class A shares and Class I shares.
•	Class A shares generally incur sales loads at the time of purchase and are subject to a distribution/service fee.

•	Class I shares are not subject to any sales loads or distribution or service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares based on the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales loads, distribution/service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.
To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.
Class A Shares
Class A shares of the Fund are sold at the offering price, which is net asset value per share (“NAV”) plus an initial maximum sales charge that varies with the amounts you invest as follows:
Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $50,000	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the “Large Order Net Asset Value Purchase Privilege” section on page 34.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.
Class A Shares Purchase Programs
Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund and the Ramius Dynamic Replication Fund  (together with the Fund, the “Funds”).
Quantity Discounts. You may be able to lower your Class A sales charges if:
•	you plan to invest at least $50,000 in Class A shares of the Funds over the next 13 months (“Letter of Intent”) (see below); or

•	the amount of Class A shares you already own in the Funds plus the amount you are investing now in Class A shares is at least $50,000 (“Cumulative Discount”).

By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.50% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with the Funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The point of the Letter of Intent and Cumulative Discount is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it is generally beneficial for you to do so.
For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.
Investors must notify the Fund or an authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or an authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.
Information about sales charges can be found on the Fund’s website www.ramiusmutualfunds.com or you can consult with your financial representative.
Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge when you are:
•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•
purchasing through a financial intermediary who has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•	a current trustee of the Trust; or

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund’s transfer agent (the “Transfer Agent”) can answer your questions and help you determine if you are eligible for waiver of a sales charge.
Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay a finder’s fee to authorized dealers who initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter.

Class I Shares
To purchase Class I shares of the Fund, you generally must invest at least $1 million. Class I shares are not subject to any initial sales charge. There also is no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.
Exchange Privilege

Shareholders may exchange shares of the Fund into shares of the Ramius Dynamic Replication Fund, which is offered in another prospectus. (Please contact the Fund at 877-672-6487 to receive the prospectus for the Ramius Dynamic Replication Fund.)  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table above). For U.S. federal income tax purposes, any such exchange will be treated as a taxable disposition of the exchanged shares. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

At the authorized dealers request, Class A shareholders who are eligible to invest in Class I shares and who are no longer subject to a CDSC, are eligible to exchange their Class A shares for Class I shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange.

Distribution and Services Plan
The Fund has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its Class A shares and service fees in connection with the provision of ongoing services to Class A shareholders and the maintenance of shareholder accounts. These fees are paid to broker-dealers, financial advisors, or other persons, including the Distributor, for distribution or service activities.
The Plan provides for the payment of a fee by the Fund at the annual rate of up to 0.25% of the average daily net assets attributable to Class A shares. Because this fee is paid out of the Fund’s assets attributable to Class A shares, the fee will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that class of shares.
To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.
Class I shares are not subject to any distribution or service fees under the Plan.

Additional Share Purchase Programs
Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund’s shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.
Purchases by Telephone. Investors may purchase additional shares by calling 1-877-6RAMIUS (1-877-672-6487). If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).
Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-6RAMIUS (1-877-672-6487). Dividends and distributions are subject to U.S. federal income tax regardless of whether received in cash or invested in additional shares. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.
Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www.ramiusmutualfunds.com. The Prospectus and SAI are also available on the website.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.
YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of the Fund’s shares is based upon the NAV. The NAV for each class of the Fund is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of shares outstanding in such class.
The NAV takes into account all of the expenses and fees of the Fund, including management fees and distribution/service fees, which are accrued daily. The Fund’s NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. The Board of Trustees has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Board of Trustees (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.
Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.
Buying Shares
The Fund’s shares are offered on a continuous basis through Grand Distribution Services, LLC (the “Distributor”), as principal underwriter, located at 803 West Michigan Street, Milwaukee, Wisconsin  53233-2301. Shares also may be purchased through members of the Financial Industry Regulatory Authority (“FINRA”) who are acting as securities dealers (“dealers”) and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors (“brokers”). Dealers and brokers are sometimes referred to herein as authorized dealers.
To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.
Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A or Class I shares.
You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.
In-Kind Purchases and Redemptions
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and will generally result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.
Additional Investments
Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny applications if the application is not in good order.
This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.
Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for the Fund’s shares will be at the next NAV (plus sales charge, if applicable) calculated after the Transfer Agent or your approved financial intermediary receives your request in good order. “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Ramius Trading Strategies Managed Futures Fund. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on a business day will be processed on that same day. Requests received in good order after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV (plus sales charge, if applicable). If you purchase shares through a financial intermediary, it may have an earlier deadline for purchase and sale requests.
Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be executed at the next NAV (plus sales charge, if applicable) calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  The Fund or the Advisor may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below.  The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Ramius Trading Strategies Managed Futures Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Ramius Trading Strategies Managed Futures Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487) and you will be allowed to transfer money in amounts of at least $100 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV (plus sales charge, if applicable) calculated on that same day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application must be received by the Fund before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application, an account will be established for you.  The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Ramius Trading Strategies Managed Futures Fund
A/C # 98 719 16448

For further credit to:
“Ramius Trading Strategies Managed Futures Fund”
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same-day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time.  As described under the Prospectus heading “Purchase of Shares,” redemptions of Class A shares bought pursuant to the Large Order Net Asset Value Purchase Privilege may be subject to a CDSC.  Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.  Redemptions generally will be subject to federal income tax if you hold shares of the Fund in a taxable account.

Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the NAV calculated that day.  Orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV.  Please keep in mind that your approved financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Ramius Trading Strategies Managed Futures Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

	Regular Mail Ramius Trading Strategies Managed Futures Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Ramius Trading Strategies Managed Futures Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
A Medallion signature guarantee must be included if any of the following situations apply:

•  You wish to redeem more than $50,000 worth of shares;
•  When redemption proceeds are sent to any person, address or bank account not on record;
•  If a change of address was received by the Transfer Agent within the last 15 days;
•  If ownership is changed on your account; or
•  When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-877-6RAMIUS (1-877-672-6487) and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Overnight check delivery is subject to a $15 fee (additional charges may apply for Saturday delivery).   You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000 by instructing the Fund by phone at 1-877-6RAMIUS (1-877-672-6487).  Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

• The Fund account number;
• The name in which his or her account is registered;
• The social security or tax identification number under which the account is registered; and
• The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.
Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $50. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.
Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.
If you purchase shares using a check and request a redemption before the check has cleared, the Fund will not honor your request., Redemption requests must be submitted after the check has been cleared. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.
Other Redemption Information
The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (known as redemption-in-kind). If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.
The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

As of January 1, 2012, federal law requires that open-end regulated investment companies report their shareholders' cost basis, gain or loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are redeemed. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Frequent purchases and redemptions present risks to the Fund’s shareholders. These risks include, but are not limited to, the potential for dilution in the value of Fund shares, interference with the efficient management of the Fund’s portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities or other investments, rather than maintaining full investment in securities or other investments selected to achieve the Fund’s investment objectives; losses on the sale of investments resulting from the need to sell portfolio securities or other investments at less favorable prices; increased taxable gain to the Fund’s remaining shareholders resulting from the need to sell securities or other investments to meet redemption requests; and increased brokerage and administrative costs. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.
Redemption Fee
You will be charged a redemption fee of 1.00% of the value of the Fund’s shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the SWP, (vii) pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.
During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”
Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.
Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund or the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions some of which may be affiliate for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.
Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.
If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution. The per share distributions on Class A shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A shares.
All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.
FEDERAL INCOME TAX CONSEQUENCES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Fund and of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of the Fund. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of the Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of the Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; non-U.S. shareholders who hold their shares of the Fund in connection with a U.S. trade or business; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”
Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of the Fund as a capital asset. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of the Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.
Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Federal Income Tax Consequences.”
The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the dividend reinvestment plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates. In addition, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain amounts that it fails to distribute during each calendar year. The Fund generally intends to make distributions sufficient to permit it to avoid the imposition of both the corporate income tax and the excise tax, but there can be no assurance in this regard.
If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.
To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.”
Income derived from direct investments in commodities is not Qualifying RIC Income. In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income. It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute Qualifying RIC Income. The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income. In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes Qualifying RIC Income.
Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute Qualifying RIC Income. In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute

Qualifying RIC Income. The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute Qualifying RIC Income, the Fund will most likely not qualify as a regulated investment company under the Code; in that case the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as Qualifying RIC Income, the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.
The Fund may obtain exposure to currency markets through instruments such as foreign currency forward contracts. The Code provides that the Treasury Department may issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities). Such regulations, if issued, might treat gains from the Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.
For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.”  As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.
Except as discussed below, distributions of the Fund’s income and gains other than net capital gain will be taxable to the shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions or deemed distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) will be taxable as long-term capital gains to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, regardless of the length of time the shareholder has owned shares of the Fund. Long-term capital gains recognized by individuals and other non-corporate shareholders are currently subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. For taxable years beginning before January 1, 2013, distributions made out of “qualified dividend income,” if any, received by the Fund will be subject to tax in the hands of individuals and other non-corporate shareholders at the rates applicable to long-term capital gains, provided that the shareholder satisfies certain holding period and other requirements. “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from non-U.S. corporations that meet certain specified criteria. Distributions that the Fund receives, or is deemed to receive, from the Subsidiary will not constitute “qualified dividend income.”  Dividends paid by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund and only if the corporate shareholder satisfies certain requirements, including a holding period requirement, with respect to its shares of the Fund.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares, and any such distributions in excess of that basis will be treated as gain from the sale of shares. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income” in taxable years beginning before January 1, 2013.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January will be treated as if received on December 31 of the calendar year during which they were declared. Information on the federal income tax status of dividends and distributions will be provided annually to shareholders.
A shareholder may recognize capital gain or loss on a redemption or sale of shares of the Fund. The amount of the gain or loss will be equal to the difference between the value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold. Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders are subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Losses realized by a shareholder on a redemption or sale of Fund shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received, or deemed received, with respect to such shares of the Fund. In addition, no loss will be allowed on a redemption or sale of a share of the Fund if the shareholder acquires another share of the Fund (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.
If a shareholder is a nonresident alien, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (a “Non-U.S. Shareholder”), dividends distributed to such Non-U.S. Shareholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Dividends paid by the Fund in its taxable years beginning before January 1, 2012, will generally be exempt from this withholding tax to the extent that they are properly reported by the Fund as “interest-related dividends” or “short-term capital gain dividends.”  In general, “interest-related dividends” and “short-term capital gain dividends” are distributions of U.S.-source interest income or short-term capital gain that would not have been subject to U.S. withholding tax if derived directly by a Non-U.S. Shareholder. It is unclear whether any future legislation will be enacted that would extend this exemption from withholding for taxable years beginning on or after January 1, 2012. A Non-U.S. Shareholder will generally be exempt from U.S. federal income tax on distributions of net capital gain and on any gains realized upon the redemption or sale of Fund shares. Withholding tax at a rate of 30% will be imposed on payments to certain foreign entities, including financial intermediaries, after December 31, 2013 (or any applicable date specified by the U.S. Treasury Department), of U.S.-source dividends and the gross proceeds of dispositions of property that can produce U.S.-source dividends, unless the relevant foreign entity satisfies various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in, or accounts with, those entities).

A shareholder will be subject to backup withholding on all distributions and redemption payments from the Fund if it fails to provide its correct taxpayer identification number and to make required certifications or otherwise establish an exemption from backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Moreover, backup withholding will not apply to payments that have been subject to the 30% withholding tax applicable to Non-U.S. Shareholders. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Prospective shareholders of the Fund should consult with their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Class A

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	September 13, 2011*
	to December 31, 2011
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.11)	1
Net realized and unrealized gain (loss) on investments	(0.21)
Total from investment operations	(0.32)
Redemption fee proceeds	-	2
Net asset value, end of period	$9.68

Total return3	(3.20)%	4
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$56
Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	4.82%	5
Ratio of net expenses to average net assets	4.30%	5
Ratio of net investment loss to average net assets	(3.80)%	5

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.55%	5
Ratio of net expenses to average net assets	2.10%	5
Ratio of net investment loss to average net assets	(1.60)%	5
Portfolio turnover rate	18%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Does not include payment of maximum sales charge of 5.50%. If the sales charges were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.

Class I

Per share operating performance.
For a capital share outstanding throughout the period.
	For the Period
	September 13, 2011*
	to December 31, 2011
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss	(0.10)	1
Net realized and unrealized gain (loss) on investments	(0.22)
Total from investment operations	(0.32)

Redemption fee proceeds	-	2

Net asset value, end of period	$9.68

Total return	(3.20)%	3

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$212,616

Ratios including the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	4.57%	4
Ratio of net expenses to average net assets	4.05%	4
Ratio of net investment loss to average net assets	(3.55)%	4

Ratios excluding the expenses and income of the Subsidiary:
Ratio of gross expenses to average net assets	2.30%	4
Ratio of net expenses to average net assets	1.85%	4
Ratio of net investment loss to average net assets	(1.35)%	4

Portfolio turnover rate	18%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

Advisor
Ramius Trading Strategies LLC
599 Lexington Avenue
New York, New York  10022
Subadvisor
Horizon Cash Management L.L.C.
325 W. Huron, Suite 808
Chicago, Illinois  60654
Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103
Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106
Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740
Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, Wisconsin  53233
Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Ramius Trading Strategies Managed Futures Fund
A series of the Investment Managers Series Trust
FOR MORE INFORMATION

You can find more information about the Fund in the following documents:
Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.
The SAI and the Fund’s annual and semi-annual reports are available free of charge on the Fund’s website at www.ramiusmutualfunds.com. You can obtain a free copy of the SAI or the Fund’s annual and semi-annual reports (once available), request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-877-6RAMIUS (1-877-672-6487) or by writing to:
Ramius Trading Strategies Managed Futures Fund
P.O. Box 2175
Milwaukee, WI  53201

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

________________________________________________

(The Trust’s SEC Investment Company Act file number is 811- 21719.)